Virgin Galactic Announces Second Quarter 2022 Financial Results And Provides Business Update

Advancement of Strategic Initiatives Positions the Company for Scaled Growth

•Selected Aurora Flight Sciences, a Boeing Subsidiary, to Build Two New Motherships; First Next-Generation Mothership Planned to Enter Service in 2025
•Delta Class Spaceship Manufacturing Facility in Phoenix Area, Expected to be Fully Operational in Late 2023
•Commercial Launch Anticipated for Q2 2023

TUSTIN, CALIFORNIA. – August 4, 2022 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”) today announced its financial results for the second quarter ended June 30, 2022 and provided a business update.

Michael Colglazier, Chief Executive Officer of Virgin Galactic said “As we prepare to return to the skies, we have put in place many powerful initiatives to drive our long-term success.Our agreement with Aurora to develop new motherships, selection of Phoenix as the location for our new Spaceship factory in Phoenix, and acquisition of an incredible land parcel in New Mexico for our Future Astronaut Campus are cornerstone elements of how we will build and operate our global Spaceline. While our short-term plans now call for commercial service to launch in the second quarter of 2023, progress on our future fleet continues and many of the key elements of our roadmap are now in place to scale the business in a meaningful way."

Second Quarter 2022 Financial Highlights:
•Cash position remains strong, with cash and cash equivalents and marketable securities of $1.1 billion as of June 30, 2022.
•Net loss of $111 million compared to a $94 million net loss in the second quarter of 2021.
•GAAP selling, general, and administrative expenses of $45 million, compared to $37 million in the second quarter of 2021. Non-GAAP selling, general and administrative expenses of $36 million in the second quarter of 2022, compared to $26 million in the second quarter of 2021.
•GAAP research and development expenses of $62 million, compared to $35 million in the second quarter of 2021. Non-GAAP research and development expenses of $59 million in the second quarter of 2022, compared to $31 million in the second quarter of 2021.
•Adjusted EBITDA totaled $(93) million, compared to $(56) million in the second quarter of 2021.
•Net cash used in operating activities totaled $(87) million, compared to $(65) million in the second quarter of 2021.
•Free cash flow totaled $(91) million, compared to $(66) million in the second quarter of 2021.
•Cash paid for capital expenditures totaled $5 million, compared to $1 million in the second quarter of 2021.

Business Highlights and Recent Updates:

•On July 6, 2022, announced selection of Boeing subsidiary, Aurora Flight Sciences, to build two new motherships, each designed to fly up to 200 launches per year. The first new mothership is planned to enter service in 2025.
•On July 14, 2022, announced new Delta class manufacturing facility in Mesa, Arizona. This site is expected to have the capacity to produce up to six spaceships per year and is expected to be fully operational in late 2023, bringing hundreds of new highly skilled jobs to the Greater Phoenix area.

•On July 21, 2022, announced partnership with Virtuoso to make a limited number of reservations within Virgin Galactic's first 1,000 seats available to their exclusive global portfolio offering.
•On August 2, 2022, announced expanded presence in New Mexico to support scaled operations.
•Commercial service expected to launch in Q2 2023 due to extended completion dates within the mothership enhancement program.

Financial Guidance:

The following forward-looking statements reflect our expectations for the third quarter of 2022 as of August 04, 2022 and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•Forecasted free cash flow for the third quarter of 2022 is expected to be in the range of $(110) million to $(120) million.

Conference Call Information

Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 844 200 6205 or +1 646 904 5544 and enter the conference ID number 643846. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings

Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. It is developing a spaceflight system designed to connect the world to the love, wonder and awe created by space travel and to offer customers a transformative experience. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Virgin Galactic Holdings, Inc. (the "Company"), including statements regarding the Company’s spaceflight systems, markets, expected flight schedule, timing of commercial launch, completion of new motherships and launch capacity, expected timing of completion and benefits from the Mesa manufacturing facility and the Company’s financial forecast. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “can,” “continue,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

USE OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP selling, general, and administrative expense, non-GAAP research and development expense and free cash flow. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. It defines non-GAAP selling, general, and administrative expenses as selling, general, and administrative expenses other than stock-based compensation and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. It defines free cash flow as net cash used by operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures prepared in accordance with GAAP and should not be considered as an alternative to any other measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

Second Quarter 2022 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited and in thousands except for per share data)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

Revenue	$357	$571	$676	$571

Operating expenses:
Customer experience	122	63	147	63
Selling, general, and administrative	44,700	36,916	81,707	80,235
Research and development	62,340	34,619	114,167	69,708
Depreciation and amortization	2,915	2,871	5,767	5,740
Total operating expenses	110,077	74,469	201,788	155,746

Operating loss	(109,720)	(73,898)	(201,112)	(155,175)

Interest income	1,985	220	2,803	545
Interest expense	(3,157)	(6)	(5,631)	(13)
Change in fair value of warrants	—	(20,363)	—	(69,082)
Other income, net	194	13	210	40
Loss before income taxes	(110,698)	(94,034)	(203,730)	(223,685)
Income tax expense	(23)	(6)	(48)	(49)
Net loss	(110,721)	(94,040)	(203,778)	(223,734)
Other comprehensive income (loss):
Foreign currency translation adjustment	(108)	(19)	(133)	8
Unrealized loss on marketable securities	(1,862)	—	(7,642)	—
Total comprehensive loss	$(112,691)	$(94,059)	$(211,553)	$(223,726)

Net loss per share:
Basic and diluted	$(0.43)	$(0.39)	$(0.79)	$(0.94)

Weighted-average shares outstanding:
Basic and diluted	258,589,270	240,733,497	258,439,051	238,774,515

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(In thousands, except share data)

	June 30, 2022	December 31, 2021
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$329,857	$524,481
Restricted cash	40,207	25,549
Marketable securities, short-term	587,716	79,418
Inventories	33,804	29,668
Prepaid expenses and other current assets	18,576	19,476
Total current assets	1,010,160	678,592
Marketable securities, long-term	164,777	301,463
Property, plant, and equipment, net	49,183	47,498
Other non-current assets	44,356	41,281
Total assets	$1,268,476	$1,068,834
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$12,768	$9,237
Accrued liabilities	36,707	28,787
Customer deposits	104,596	90,863
Other current liabilities	2,803	2,636
Total current liabilities	156,874	131,523
Non-current liabilities
Convertible senior notes, net	414,563	—
Other long-term liabilities	46,464	43,047
Total liabilities	617,901	174,570
Stockholders' equity
Preferred stock, $0.0001 par value; 10,000,000 authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 700,000,000 shares authorized; 258,690,646 and 258,166,417 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	26	26
Additional paid-in capital	1,987,614	2,019,750
Accumulated deficit	(1,327,421)	(1,123,643)
Accumulated other comprehensive income	(9,644)	(1,869)
Total stockholders' equity	650,575	894,264
Total liabilities and stockholders' equity	$1,268,476	$1,068,834

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited and in thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities
Net loss	$(203,778)	$(223,734)
Stock-based compensation	22,978	36,535
Depreciation and amortization	5,767	5,740
Amortization of debt issuance costs	841	—
Change in fair value of warrants	—	69,082
Other operating activities, net	241	(17)
Change in assets and liabilities
Inventories	(4,136)	518
Other current and non-current assets	1,410	319
Accounts payable and accrued liabilities	10,109	(751)
Customer deposits	13,733	(1,252)
Other current and non-current liabilities	(125)	88
Net cash used in operating activities	(152,960)	(113,472)
Cash flows from investing activity
Capital expenditures	(6,293)	(1,647)
Purchases of marketable securities	(379,254)	—
Cash used in investing activity	(385,547)	(1,647)
Cash flows from financing activities
Payments of lease obligations	(66)	(69)
Proceeds from convertible senior notes	425,000	—
Debt issuance costs	(11,278)	—
Capped call premium	(52,318)	—
Proceeds from issuance of common stock pursuant to stock options exercised	49	12,965
Transaction costs	—	(274)
Withholding taxes paid on behalf of employees on net settled stock-based awards	(2,846)	(11,803)
Net cash provided by financing activities	358,541	819
Net decrease in cash and cash equivalents	(179,966)	(114,300)
Cash, cash equivalents and restricted cash at beginning of year	550,030	678,955
Cash, cash equivalents and restricted cash ending balances	$370,064	$564,655

Cash and cash equivalents	$329,857	$551,624
Restricted cash	40,207	13,031
Cash, cash equivalents and restricted cash	$370,064	$564,655

Use of Non-GAAP Financial Measures (Unaudited)
This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. It defines non-GAAP selling, general, and administrative expenses as selling, general, and administrative expenses other than stock-based compensation and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of Adjusted EBITDA to net loss for the three and six months ended June 30, 2022 and June 30, 2021 , respectively, are set forth below:

Amounts in thousands ($)	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net Loss	$(110,721)	$(94,040)	$(203,778)	$(223,734)
Income tax expense	23	6	48	49
Interest expense	3,157	6	5,631	13
Depreciation & amortization	2,915	2,871	5,767	5,740
Stock-based compensation	12,083	14,423	22,978	36,535
Change in fair value of warrants	—	20,363	—	69,082
Adjusted EBITDA	$(92,543)	$(56,371)	$(169,354)	$(112,315)

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three and six months ended June 30, 2022 and June 30, 2021, respectively, are set forth below:

Amounts in thousands ($)	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Selling, general, and administrative	$44,700	$36,916	$81,707	$80,235
Stock-based compensation	8,650	10,426	15,942	28,465
Non-GAAP selling, general, and administration expenses	$36,050	$26,490	$65,765	$51,770

A reconciliation of research and development expenses to non-GAAP research and development expenses for the three and six months ended June 30, 2022 and June 30, 2021, respectively, are set forth below:

Amounts in thousands ($)	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Research and development	$62,340	$34,619	$114,167	$69,708
Stock-based compensation	3,433	3,997	7,037	8,070
Non-GAAP Research and development expenses	$58,907	$30,622	$107,130	$61,638

The following table reconciles forecasted net cash used in operating activities to forecasted free cash flow for the third quarter of 2022 (in thousands):

Forecasted Range
Net cash used in operating activities	($ 107,000) - ($ 115,000)
Capital expenditures	($ 3,000) - ($ 5,000)
Free cash flow	($ 110,000) - ($ 120,000)

For media inquiries:
Aleanna Crane - Vice President Communications
Virgingalacticpress@virgingalactic.com
575.800.4422

For investor inquiries:
Eric Cerny - Vice President Investor Relations
vg-ir@virgingalactic.com